SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 10, 2024

ORGANIC AGRICULTURAL COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	0-56168	82-5442097
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

Room G504, Building 3, Kejichuangxincheng Chuangxinchuangye Plaza,

High and New Technology Industrial Development District,

Harbin City, Heilongjiang Province, China 150090

(Address of principal executive offices) (Zip Code)

86 (0451) 5152-7001

(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On January 10, 2024 the Board of Directors of Organic Agricultural Company Limited dismissed Wei, Wei & Co., LLP from its position as the principal independent accountant for Organic Agricultural Company Limited. There is no Audit Committee of the Board of Directors.

The audit report of Wei, Wei & Co., LLP on Organic Agricultural Company Limited’s financial statements for the years ended March 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion or qualification, except that the audit report of Wei, Wei & Co., LLP on Organic Agricultural Company Limited’s financial statements for the years ended March 31, 2023 and 2022 did contain a modification expressing substantial doubt about the ability of Organic Agricultural Company Limited to continue as a going concern. Wei, Wei & Co., LLP did not, during the applicable periods, advise Organic Agricultural Company Limited of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through January 10, 2024, there was no (i) disagreement between Organic Agricultural Company Limited and Wei, Wei & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Wei, Wei & Co., LLP to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except that, in connection with its audit of the financial statement for the years ended March 31, 2023 and 2022 Wei, Wei & Co., LLP advised Organic Agricultural Company Limited that the internal controls necessary for Organic Agricultural Company Limited to develop reliable financial statements were not effective.

Organic Agricultural Company Limited has requested Wei, Wei & Co., LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Wei, Wei & Co., LLP agrees with the statements in this 8-K pertaining to Wei, Wei & Co., LLP. A copy of the letter is filed as an exhibit to this 8-K.

On January 13, 2024, Organic Agricultural Company Limited retained the firm of Centurion ZD CPA & Co. to serve as its new independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to January 13, 2024 did Organic Agricultural Company Limited consult with Centurion ZD CPA & Co. regarding any matter of the sort described above with reference to Wei, Wei & Co., LLP, any issue relating to the financial statements of Organic Agricultural Company Limited, or the type of audit opinion that might be rendered for Organic Agricultural Company Limited

Item 9.01 Financial Statements and Exhibits

Exhibits

16	Letter from Wei, Wei & Co., LLP
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC AGRICULTURAL COMPANY LIMITED

Dated: January 23, 2023	By:	/s/ Wu Zhiwei
Wu Zhiwei
Chief Executive Officer

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